The following two Exhibits (Exhibit 23.2 and Exhibit 23.3) are letters of consent from our auditor for the inclusion of their Independent Auditor's Reports and for the reference to their Firm under the caption "Experts" in the Prospectus which is a part of the Registration Statement filed by Ministry Partners Investment Corporation on November 19, 1997.